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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): January 13, 2006

                           DRS TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                    001-08533                13-2632319
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)         Identification Number)


                 5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054
                   (Address of principal executive offices)


                               (973) 898-1500
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               ---------------

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ITEM 8.01.  OTHER EVENTS

On January 9, 2006, DRS Technologies, Inc. filed an Automatic Shelf Registration Statement on Form S-3 (333-130926). DRS intends to file a prospectus supplement to this Registration Statement which will incorporate by reference the financial statements included in Item 8 and report of management on internal control over financial reporting included in Engineered Support Systems, Inc.'s (ESSI) Annual Report on Form 10-K for the fiscal year ended October 31, 2005, which ESSI filed with the SEC on January 9, 2006, and is attached hereto as Exhibits 23.1, 99.1 and 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     See exhibit index hereto.



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                             DRS TECHNOLOGIES, INC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DRS TECHNOLOGIES, INC.
                                       (Registrant)

Date: January 12, 2006                 By:

                                       /s/ RICHARD A. SCHNEIDER
                                       ----------------------------------------
                                       Name: Richard A. Schneider
                                       Title: Executive Vice President, Chief
                                              Financial Officer


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                                EXHIBIT INDEX

23.1     Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of Engineered Support Systems, Inc. and Report of Management on Internal Control over Financial Reporting.

99.2     Financial Statement Schedule